Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill [abstract]
Goodwill
15	Goodwill

The movements of goodwill during the years are as follows:

	2019	2018

Beginning of the year

Cost	18,941,078	18,435,954
Accumulated impairment losses	(3,368,851)	(2,951,834)

Net book value	15,572,227	15,484,120

Movement:
Business combination	-	231,218
Impairment charge for the year	-	(409,371)
Disposal of subsidiary - cost	(21,723)	-
Disposal of subsidiary - impairment	21,723	-
Currency translation differences - cost	373,142	273,906
Currency translation differences - impairment	(10,414)	(7,646)

End of the year	15,934,955	15,572,227

Cost	19,292,497	18,941,078
Accumulated impairment losses	(3,357,542)	(3,368,851)

Net book value	15,934,955	15,572,227

Impairment tests for goodwill

Goodwill is allocated to the CGUs of the Group. The carrying amounts of major goodwill allocated to individual CGUs are as follows:

	2019	2018

PRC power segment:
Yunhe Power	700,346	700,346
Linyi Power	541,307	541,307
Wuhan Power	518,484	518,484
Liaocheng Co-generation	339,361	339,361

Overseas segment:
Tuas Power	11,190,944	10,828,216

The recoverable amount of a CGU is determined based on value-in-use calculations. For domestic CGUs, these calculations use cash flow projections based on management’s financial budgets covering periods of no more than five years. The Group expects cash flows beyond such periods will be similar to that of the respective final forecast years on existing production capacity and thus a zero terminal growth rate is utilized in the forecasts.

For the goodwill allocated to Tuas Power, management has based their assessment of recoverable amount on value-in-use calculations. Management prepared the impairment model based on financial budgets covering a period of no more than 5 years utilizing the key assumptions disclosed below. On average, the growth rates of 2.0% was used in consideration of future expansion plans and new development projects as part of the long-term strategy. Cash flows beyond the terminal year was extrapolated using a terminal growth rate of 2.0%. There is no impairment provided for the goodwill for the year ended 31 December 2019.

Pre-tax discount rates used for value-in-use calculations:

Yunhe Power	9.22%
Linyi Power	9.23%
Wuhan Power	9.21%
Liaocheng Co-generation	9.18%
Tuas Power	7.33%

Key assumptions used for value-in-use calculations:

Key assumptions applied in the impairment tests include the expected future sales volume, fuel prices, gross margin and terminal growth rate. Management determined these key assumptions based on past performance and its expectations on market development. The pre-tax discount rate used reflect specific risks relating to individual CGUs. Management believes that any reasonably possible change in any of these key assumptions on which recoverable amounts of individual CGUs are based may cause carrying amounts of individual CGUs to exceed their recoverable amounts.

For the goodwill allocated to CGUs in the PRC, changes of assumptions in future sales volume and fuel price could have affected the results of goodwill impairment assessment. As at 31 December 2019, if future sales volume had decreased by 1% or 5% from management’s estimates, while other variables stay constant with the expectations, the Group would have to further recognise impairment against goodwill by approximately RMB322 million and RMB2,930 million, respectively. If fuel price had increased by 1% or 5% from management’s estimates, while other variables stay constant with the expectations, the Group would have to further recognise impairment against goodwill by approximately RMB170 million and RMB1,829 million, respectively. Please refer to Note 12 for details of sensitivity analysis of oversea CGU impairment testing.

In 2019 and 2018, the increase of goodwill in respect of Tuas Power was due to currency translation differences.